FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT, dated as of October 16, 2014 (this “Agreement”), to the Amended and Restated Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement), among American Assets Trust, Inc., a Maryland corporation, American Assets Trust, L.P., a Maryland limited partnership (the “Borrower”), the lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Required Lenders propose to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:
1.1        Deleted Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Material Acquisition” and “Material Acquisition Period.”

1.2        New Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated as of October 16, 2014, among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning set forth in Section 2 of the First Amendment.

“Pari Passu Obligations” means Unsecured Indebtedness (exclusive of the Obligations) of the Borrower or any Guarantor owing to Persons that are not members of the Consolidated Group.

“Permitted Pari Passu Encumbrances” means encumbrances that are contained in documentation evidencing or governing Pari Passu Obligations which encumbrances are the result of (i) limitations on the ability of the REIT or any Subsidiary thereof to transfer property to the Borrower or any Guarantor, (ii) limitations on the ability of the REIT or any Subsidiary to create, incur, assume or suffer to exist Liens on Unencumbered Eligible Properties or the Equity Interests of

any Person that owns, or ground leases under an Eligible Ground Lease, an Unencumbered Eligible Property (or the Equity Interest of any Subsidiary of the Borrower that directly or indirectly owns any Equity Interests in such Person) or (iii) any requirement that Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured.
“Secured Recourse Indebtedness” means, as to any Person, Recourse Indebtedness of such Person that constitutes Secured Indebtedness.
1.3        Definition of Controlled Joint Venture. The definition of “Controlled Joint Venture” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Controlled Joint Venture” means a Subsidiary of the Borrower that (i) is organized under the laws of the United States of America or any State thereof (and each Subsidiary of the Borrower that directly or indirectly owns any Equity Interests in such Subsidiary is also organized under the laws of the United States of America or any State thereof), (ii) is not (and is not required to be) a Guarantor, (iii) is not a Wholly Owned Subsidiary of the Borrower and (iv) is controlled by a Loan Party (or, following a Permitted Subsidiary Guarantor Release, any Loan Party or any Wholly Owned Subsidiary of the Borrower). For purposes of this definition, a Subsidiary of the Borrower is “controlled” by a Person if such Person has the right to exercise exclusive control over any disposition, refinancing and operating activity of any Unencumbered Portfolio Property owned or ground leased by such Subsidiary without the consent of any other Person (other than (i) the Borrower or (ii) any Subsidiary of the Borrower, as long as such Subsidiary does not need the consent of any minority equity holder thereof to consent to any disposition, refinancing or operating activity).
1.4         Definition of FACTA. The definition of “FACTA” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “FACTA” included therein with a reference to “FATCA.”

1.5        Definition of Permitted Unencumbered Property Liens. The definition of “Permitted Unencumbered Property Liens” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Unencumbered Property Liens” means Liens permitted under Section 7.01(a), (b), (c), (f) and (h), Permitted Judgment Liens and Permitted Pari Passu Encumbrances.

1.6        Definition of Significant Subsidiary. The definition of “Significant Subsidiary” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Significant Subsidiary” means, on any date of determination, each Subsidiary or group of Subsidiaries of the REIT whose assets have an aggregate book value that is greater than five percent (5.00%) of the aggregate book value of the assets of the Consolidated Group (it being understood that such calculations shall be determined in the aggregate for all Subsidiaries of the REIT subject to any of the events specified in clause (f), (g) or (h) of Section 8.01).
1.7        Definition of Unencumbered Eligible Property.

(a)     Clause (1) that appears in clause (f) the definition of “Unencumbered Eligible Property” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(1) Permitted Pari Passu Encumbrances, and the restrictions on Liens, assignments and transfers of assets existing on the Closing Date and set forth on Schedule 7.09
(b)     The following sentence is hereby added to the end of the definition of “Unencumbered Eligible Property” as a separate paragraph thereto:
Notwithstanding anything to the contrary contained herein, an Unencumbered Portfolio Property shall not be deemed an Unencumbered Eligible Property if any Direct Owner or Indirect Owner thereof that is not a Guarantor is obligated in respect of any outstanding Indebtedness for borrowed money that constitutes Recourse Indebtedness.
1.8        Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by:

(a)    deleting the word “and” that appears at the end of clause (m) thereof, and replacing the period appearing at the end of clause (n) thereof with “; and”;
(b)    adding the following as a new clause (o) to Section 7.01 of the Credit Agreement:
“(o)     Permitted Pari Passu Encumbrances;” and
(c)    amending and restating the proviso to Section 7.01 of the Credit Agreement in its entirety as follows:
provided, that notwithstanding the foregoing clauses of this Section 7.01, in no event shall any Liens (other than Permitted Judgment Liens, Permitted Pari Passu Encumbrances and Liens permitted by clauses (a), (b), (c), (f) and (h) above) encumber any Unencumbered Eligible Property.
1.9    Section 7.02(b). Section 7.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    in addition to Indebtedness permitted under clause (a) above, (i) Pari Passu Obligations, and (ii) (A) Secured Recourse Indebtedness of the Borrower or any Guarantor owing to Persons that are not members of the Consolidated Group and (B) Recourse Indebtedness of Subsidiaries of the Borrower that are not Guarantors owing to Persons that are not members of the Consolidated Group, provided that the aggregate outstanding principal amount of all outstanding Indebtedness described in clauses (ii)(A) and (ii)(B) shall not at any time exceed fifteen percent (15%) of Total Asset Value at such time;
1.10    Section 7.02(e). Section 7.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(e)     the Guarantee by the Borrower or a Guarantor of Pari Passu Obligations.
1.11    Section 7.03(b)(iv). Section 7.03(b)(iv) of the Credit Agreement is hereby amended by replacing the reference to “Subsidiary” appearing therein with a reference to “Consolidated Subsidiary of the REIT.”
1.12    Section 7.03(b)(v). Section 7.03(b)(v) of the Credit Agreement is hereby amended by replacing the reference to “to” appearing therein with a reference to “in.”
1.13    Section 7.03(j). Section 7.03(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(j)    Guarantees by the Borrower or a Guarantor of Indebtedness that such Person is permitted to incur as a primary obligor pursuant to Section 7.02, and Investments existing on the date of this Agreement and set forth on Schedule 7.03;
1.14    Section 7.09. Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
7.09    Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document ) that limits the ability of (i) any Loan Party (or, following a Permitted Subsidiary Guarantor Release, any Loan Party or any Wholly Owned Subsidiary of the Borrower that is a Direct Owner or Indirect Owner of an Unencumbered Eligible Property) to make Restricted Payments to the REIT, the Borrower, any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) the REIT or any other Guarantor to Guarantee the Indebtedness of the Borrower under this Agreement or (iii) any Loan Party (or, following a Permitted Subsidiary Guarantor Release, any Loan Party or any Wholly Owned Subsidiary of the Borrower that is a Direct Owner or Indirect Owner of an Unencumbered Eligible Property) to create, incur, assume or suffer to exist Liens on Unencumbered Eligible Properties or the Equity Interests of any Person that owns, or ground leases under an Eligible Ground Lease, an Unencumbered Eligible Property (or the Equity Interests of any Subsidiary of the Borrower that directly or indirectly owns any Equity Interests in such Person); provided, further, that this Section 7.09 shall not prohibit (1) the restrictions on Liens, assignments and transfers of assets existing on the Closing Date and set forth on Schedule 7.09, (2) Permitted Unencumbered Property Liens and (3) customary restrictions on Liens, assignments and transfers of assets contained in leases, licenses and other Contractual Obligations entered into in the ordinary course of business that (x) do not prevent the grant of a Lien on any Unencumbered Eligible Property to secure the Obligations, (y) would not prevent a mortgagee of an Unencumbered Eligible Property from transferring such Unencumbered Eligible Property in the event such mortgagee were to foreclose on its Lien on such Portfolio Property and (z) do not materially impair or interfere in the use or operations of such assets or the Administrative Agent’s and the Lenders’ rights and remedies under the Loan Documents.
1.15    Section 7.11(b). Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Consolidated Secured Leverage Ratio. Permit the Consolidated Secured Leverage Ratio to be greater than (i) 45% at any time prior to December 31, 2015 and (ii) 40% on or at any time after December 31, 2015.
1.16    Section 7.11(c). Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c)    Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio at any time to be greater than 60%.
1.17    Section 7.11(f). Section 7.11(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(f)    Consolidated Unsecured Leverage Ratio. Permit the Consolidated Unsecured Leverage Ratio at any time to be greater than 60%.
1.18    Section 10.20.
(a)    Clause (ii) of Section 10.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(ii)    The Borrower shall have submitted to the Administrative Agent and the Lenders, within one (1) Business Day prior to the date on which such Permitted Subsidiary Guarantor Release is to be effected, a certificate executed by a Responsible Officer of the REIT certifying to the Administrative Agent and the Lenders that, immediately before and immediately after giving effect to such Permitted Subsidiary Guarantor Release, (1) after giving effect to such Permitted Subsidiary Guarantor Release, no Subsidiary of the Borrower that is to be released from its obligations under the Guaranty Agreement pursuant thereto will be a borrower, guarantor or otherwise obligated in respect of any Pari Passu Obligations,

(2) no Default or Event of Default has occurred and is continuing or would result therefrom and (3) the representations and warranties of each Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date of such release and immediately after giving effect to such release, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (B) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (C) for purposes of this Section 10.20, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01;
(b)    The proviso to Section 10.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
provided, that notwithstanding the foregoing, if at any time following a Permitted Subsidiary Guarantor Release, any Subsidiary provides a Guarantee of, or otherwise becomes an obligor in respect of, any Indebtedness of the Borrower or the REIT (other than the Obligations), then (1) the REIT shall immediately notify the Administrative Agent thereof, (2) any Guarantee of the Obligations previously provided by such Subsidiary shall be reinstated automatically and (3) the REIT shall cause such Subsidiary to execute and deliver such reaffirmations of its obligations under the Guaranty Agreement or a joinder to the Guaranty Agreement as reasonably requested by the Administrative Agent, and cause all requirements of Section 6.12 to be satisfied with respect to such Subsidiary.
1.19    Exhibit D. Exhibit D to the Credit Agreement is hereby amended and restated in its entirety in the form attached to this Agreement as Exhibit 1.
SECTION 2.    Conditions to Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “First Amendment Effective Date”)
(a)        Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.
(b)        Pro Forma Compliance Certificate. The Administrative Agent shall have received a duly completed Compliance Certificate, giving pro forma effect to transactions to occur on the First Amendment Effective Date (including, without limitation, the incurrence of Pari Passu Obligations on the First Amendment Effective Date).

SECTION 3.    Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in the Credit Agreement, and the other Loan Documents, in each case, after giving effect to the amendments to the Credit Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) the representation and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders that:
(a)    it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;
(c)    this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;
(d)    no Default or Event of Default has occurred and is continuing;
(e)    the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and
(f)    it believes, and will take the position, that the amendments to the Credit Agreement contained in this Agreement, taken as a whole, do not constitute a “significant modification” of the Credit Agreement within the meaning of Treasury Regulation Section 1.1001-3(e) and accordingly believes that after giving effect to this Agreement the Obligations will qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 4.    Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5.    Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 6.    Ratification.
(a)The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.
(a)    This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7.    Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8.    References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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             IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN ASSETS TRUST, L.P.

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

[Signature Page to First Amendment to AAT A&R Credit Agreement]

AMERICAN ASSETS TRUST, INC.

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AMERICAN ASSETS TRUST MANAGEMENT LLC
PACIFIC DEL MAR ASSETS LLC
PACIFIC CARMEL MOUNTAIN ASSETS LLC
PACIFIC SOLANA BEACH ASSETS LLC
RANCHO CARMEL PLAZA LLC
PACIFIC OCEANSIDE HOLDINGS LLC
DEL MONTE SAN JOSE HOLDINGS LLC
KEARNY MESA BUSINESS CENTER LLC
DEL MONTE CENTER HOLDINGS, LLC
BEACH WALK HOLDINGS LLC
ICW PLAZA MERGER SUB LLC
PACIFIC SOUTH COURT ASSETS LLC
PACIFIC TORREY DAYCARE ASSETS LLC
LANDMARK VENTURE JV, LLC
PACIFIC FIRECREEK HOLDINGS, LLC
IMPERIAL STRAND LLC
MARINER’S POINT, LLC
PACIFIC TORREY RESERVE WEST ASSETS LLC
BROADWAY 101 SORRENTO HOLDINGS, LLC
BROADWAY 225 SORRENTO HOLDINGS, LLC
BROADWAY 101 STONECREST HOLDINGS, LLC
BROADWAY 225 STONECREST HOLDINGS, LLC
EBW HOTEL LLC
WAIKELE VENTURE HOLDINGS LLC
VISTA HACIENDA LLC
PACIFIC SANTA FE ASSETS LLC
SB CORPORATE CENTRE LLC
SB TOWNE CENTRE LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

PACIFIC TORREY RESERVE WEST HOLDINGS, L.P.

By:	PACIFIC TORREY RESERVE WEST
ASSETS LLC, its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

CARMEL COUNTRY PLAZA, L.P.

By:	PACIFIC DEL MAR ASSETS LLC, its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer
By:
/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

PACIFIC CARMEL MOUNTAIN HOLDINGS, L.P.

By:	PACIFIC CARMEL MOUNTAIN
ASSETS LLC, its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

PACIFIC SOLANA BEACH HOLDINGS, L.P.

By:	PACIFIC SOLANA BEACH
ASSETS LLC, its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

RANCHO CARMEL HOLDINGS, LLC

By:	RANCHO CARMEL PLAZA LLC, its Sole Member

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

ABW LEWERS LLC

By:	BEACH WALK HOLDINGS LLC, its Managing Member

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

[Signature Page to First Amendment to AAT A&R Credit Agreement]

ABW 2181 HOLDINGS LLC

By:	ABW LEWERS LLC, its Sole Member

By:	BEACH WALK HOLDINGS LLC, its Managing Member

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

ALAMO STONECREST HOLDINGS, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

ALAMO VISTA HOLDINGS, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

ICW PLAZA HOLDINGS, LLC

By:	ICW PLAZA MERGER SUB LLC, its Sole Member

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AAT SOLANA 101, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

[Signature Page to First Amendment to AAT A&R Credit Agreement]

AAT GEARY MARKETPLACE, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AAT TORREY RESERVE 6, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AAT LLOYD DISTRICT, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AAT SORRENTO POINTE, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

PACIFIC SOUTH COURT HOLDINGS, L.P.

By:	PACIFIC SOUTH COURT ASSETS LLC,
its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

PACIFIC TORREY DAYCARE HOLDINGS, L.P.

By:	PACIFIC TORREY DAYCARE ASSETS LLC,
its General Partner

[Signature Page to First Amendment to AAT A&R Credit Agreement]

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

AAT TORREY RESERVE 5, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

CARMEL MOUNTAIN PAD, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

[Signature Page to First Amendment to AAT A&R Credit Agreement]

PACIFIC SANTA FE HOLDINGS, L.P.

By:	PACIFIC SANTA FE ASSETS LLC,
its General Partner

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ROBERT F. BARTON
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ ADAM WYLL
Name: Adam Wyll
Title: Senior Vice President

[Signature Page to First Amendment to AAT A&R Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ BANK OF AMERICA, N.A.

[Signature Page to First Amendment to AAT A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ BANK OF AMERICA, N.A.

[Signature Page to First Amendment to AAT A&R Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ WELLS FARGO BANK, N.A.

[Signature Page to First Amendment to AAT A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:	/s/ KEYBANK NATIONAL ASSOCIATION

[Signature Page to First Amendment to AAT A&R Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ ROYAL BANK OF CANADA

[Signature Page to First Amendment to AAT A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ U.S. BANK NATIONAL ASSOCIATION

[Signature Page to First Amendment to AAT A&R Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ MORGAN STANLEY BANK, N.A.

[Signature Page to First Amendment to AAT A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ PNC BANK, NATIONAL ASSOCIATION

[Signature Page to First Amendment to AAT A&R Credit Agreement]

EXHIBIT 1 TO FIRST AMENDMENT TO AMERICAN ASSETS TRUST AMENDED AND RESTATED CREDIT AGREEMENT

(see following pages)

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of January 9, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among American Assets Trust, Inc., a Maryland corporation (the “REIT”), American Assets Trust, L.P., a Maryland limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer of the REIT hereby certifies as of the date hereof that he/she is the [CEO/CFO/Treasurer/Controller] of the REIT, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on behalf of the REIT, in his/her capacity as a Responsible Officer of the REIT (and not in any individual capacity), and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the REIT ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the REIT ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholder’s equity and cash flows of the Consolidated Group in accordance with GAAP as at such date and for such period, subject only to customary year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3.    A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such

Form of Compliance Certificate

fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

Form of Compliance Certificate

[select one:]

[during such fiscal period each of the Loan Parties performed and observed in all material respects each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             ,         .

AMERICAN ASSETS TRUST, INC.
By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Tangible Net Worth
	A.	Consolidated Tangible Net Worth at Statement Date:
		1.	Shareholders’ Equity of the Consolidated Group as of the Statement Date:	$
		2.	Intangible Assets of the Consolidated Group as of the Statement Date:	$
		3.	Accumulated depreciation expense on the assets of the Consolidated Group as of Statement Date in accordance with GAAP:	$
		4.	Consolidated Tangible Net Worth (Line I.A1. – Line I.A.2. + Line I.A.3.):	$

B.
75% of Net Cash Proceeds received by the REIT from issuances and sales of Equity Interests of the REIT occurring after the Restatement Effective Date (other than any such Net Cash Proceeds received in connection with any dividend reinvestment program):
$

	C.	Minimum Required Consolidated Tangible Net Worth
		($721,160,000 + Line I.B.):		$

	Excess (Deficiency) for Covenant Compliance (Line I.A.4. – I.C.):			$

Form of Compliance Certificate

II.	Section 7.11(b) – Consolidated Secured Leverage Ratio
	A.	Consolidated Total Secured Indebtedness at Statement Date:
	1.	Aggregate amount of all Secured Indebtedness[1] of the Consolidated Group that would be reflected on a consolidated balance sheet of the Consolidated Group as of the Statement Date:	$
2.
Consolidated Group Pro Rata Share of the aggregate amount of all Secured Indebtedness of each Unconsolidated Affiliate that would be reflected on a balance sheet of such Unconsolidated Affiliate as of the Statement Date:
$
	3.	Consolidated Total Secured Indebtedness (Line II.A.1. + Line II.A.2.):	$

	B.	Secured Total Asset Value at Statement Date:connection with any dividend reinvestment program):

Total Asset Value
1.
Amount equal to (i) the sum of the Portfolio Property Net Operating Income of each Portfolio Property (excluding each Disposed Portfolio Property, each Newly-Acquired Portfolio Property and each Non-Stabilized Portfolio Property) owned, or ground leased pursuant to an Eligible Ground Lease, by the Consolidated Group for the fiscal quarter ending on above date (“Subject Period”) divided by the Applicable Capitalization Rate for each such Portfolio Property (see Annex I attached hereto for calculation), multiplied by (ii) 4:
$
	2.	Aggregate acquisition cost paid by Consolidated Group for Newly-Acquired Portfolio Properties:	$
	3.	Aggregate book value of all Permitted Investments owned by Consolidated Group at Statement Date:	$
	4.	Aggregate undepreciated book value of all Qualified Development Properties and all Non-Stabilized Portfolio Properties at Statement Date:	$
	5.	Line II.B.1. + Line II.B.2. + Line II.B.3. + Line II.B.4:	$
6.
Consolidated Group Pro Rata Share of items referenced in Lines II.B.1. through II.B.4. (and the components thereof) to the extent relating to Portfolio Properties, Permitted Investments, Qualified Development Properties or Non-Stabilized Portfolio Properties, as applicable, owned by Unconsolidated Affiliates:
$

[1] “Secured Indebtedness” means, with respect to any Person, all Indebtedness of such Person that is secured by a mortgage, deed of trust, lien, pledge, encumbrance, security interest or other Lien.

Form of Compliance Certificate

7.	Total Asset Value: Line II.B.5. + Line II.B.6.:	$
8.	Cash and Cash Equivalents owned by the Consolidated Group on the Statement Date:	$
9.	Consolidated Group Pro Rata Share of cash and Cash Equivalents owned by Unconsolidated Affiliates on the Statement Date:	$
10.	Secured Total Asset Value: Line II.B.7. + Line II.B.8. + Line II.B.9.:	$

Consolidated Secured Leverage Ratio (Line II.A.3. as a percentage of Line II.B.10):		%

Maximum Permitted Consolidated Secured Leverage Ratio:
	Prior to December 31, 2015	45%
	On or after December 31, 2015	40%

Form of Compliance Certificate

III.	Section 7.11(c) – Consolidated Total Leverage Ratio
	A.	Consolidated Total Indebtedness at Statement Date:
	1.	Aggregate amount of all Indebtedness of the Consolidated Group that would be reflected on a consolidated balance sheet of the Consolidated Group as of Statement Date:	$
2.
Consolidated Group Pro Rata Share of the aggregate amount of all Indebtedness of each Unconsolidated Affiliate that would be reflected on a balance sheet of such Unconsolidated Affiliate as of Statement Date:
$
	3.	Consolidated Total Indebtedness (Line III.A.1. + Line III.A.2.):	$

	B.	Unrestricted Cash Amount at Statement Date:
1.
Aggregate amount of cash and Cash Equivalents of the Consolidated Group on Statement Date that are not subject to any pledge, Lien or control agreement (excluding statutory Liens in favor of any depositary bank where such cash is maintained):
$
2.
Amounts included in Line III.B.1. above that are held in the name of, or in the possession or control of a Person (other than any possession or control by such Person arising solely from such Person acting in its capacity as a depository or financial intermediary for, or on behalf of, a member of the Consolidated Group) that is not the REIT, the Borrower or any their respective Subsidiaries as deposits or security for contractual obligations:
$
	3.	Total Revolving Credit Outstandings on Statement Date:	$
	4.	Unrestricted Cash Amount (Greater of (x) Line III.B.1. - (the sum of $15,000,000 + Line III.B.2. + Line III.B.3.) and (y) $0):	$

	C.	Total Asset Value at Statement Date (Line II.B.7.):	$

	D.	Consolidated Total Indebtedness minus Unrestricted Cash Amount (Line III.A.3. – Line III.B.4.):	$

	Consolidated Total Leverage Ratio (Line III.D as a percentage of Line III.C):		%

	Maximum Permitted Consolidated Total Leverage Ratio:		60%

	[Pricing Level under the Leveraged-Based Applicable Rate		[I][II][III][IV][V]] [2]

Form of Compliance Certificate

[2] Applicable only prior to Investment Grade Pricing Effective Date

IV.	Section 7.11(d) – Consolidated Fixed Charge Coverage Ratio
	A.	Consolidated EBITDA for the four consecutive fiscal quarters of the REIT ending on Statement Date (“4 Quarter Subject Period”):
	1.	Consolidated Net Income for 4 Quarter Subject Period:

a.    The net income (or loss) of the Consolidated Group (including the Consolidated Group Pro Rata Share of the net income (or loss) of each Unconsolidated Affiliate), computed in accordance with GAAP for 4 Quarter Subject Period:
$

b.    Any extraordinary or non-recurring gain realized during 4 Quarter Subject Period by any member of Consolidated Group (including Consolidated Group Pro Rata Share of any extraordinary or non-recurring gain realized during 4 Quarter Subject Period by any Unconsolidated Affiliate):
$

c.    Any extraordinary or non-recurring loss realized during 4 Quarter Subject Period by any member of Consolidated Group (including Consolidated Group Pro Rata Share of any extraordinary or non-recurring loss realized during 4 Quarter Subject Period by any Unconsolidated Affiliate):
$
		d. Consolidated Net Income (Line IV.A.1.a. - Line IV.A.1.b. + Line IV.A.1.c.):	$
2.
Total cash interest expense (including, for the avoidance of doubt, capitalized interest) of the Consolidated Group for 4 Quarter Subject Period determined on a consolidated basis in accordance with GAAP (including the Consolidated Group Pro Rata Share of total cash interest expense (including, for the avoidance of doubt, capitalized interest) of each Unconsolidated Affiliated for 4 Quarter Subject Period determined in accordance with GAAP) (plus, to the extent not already included in such total cash interest expense, amortization of deferred financing costs):
$
3.
Provision for federal, state, local and foreign income taxes of the Consolidated Group (including the Consolidated Group Pro Rata Share of the provision for federal, state, local and foreign income taxes of each Unconsolidated Affiliate) for 4 Quarter Subject Period:
$
	4.	Non-cash charges of the Consolidated Group for 4 Quarter Subject Period (excluding any non-cash charge that results in an accrual of a reserve for a cash charge in any future period):	$
5.
Consolidated Group Pro Rata Share of non-cash charges of Unconsolidated Affiliates for 4 Quarter Subject Period (excluding any non-cash charge that results in an accrual of a reserve for a cash charge in any future period):

Form of Compliance Certificate

Form of Compliance Certificate

6.
Acquisition closing costs of the Consolidated Group that were capitalized prior to FAS 141-R reducing Consolidated Net Income (including the Consolidated Group Pro Rata Share of acquisition closing costs of Unconsolidated Affiliates that were capitalized prior to FAS 141-R reducing Consolidated Net Income):
$
7.
Depreciation and amortization expense of the Consolidated Group (including the Consolidated Group Pro Rata Share of depreciation and amortization expense of each Unconsolidated Affiliate) for 4 Quarter Subject Period:
$
8.
One-time costs and expenses relating to the effectiveness of the credit facilities evidenced by the Agreement and the transactions relating thereto, to the extent such fees and expenses are incurred on or prior to the date that is ninety-days following the Restatement Effective Date:
$
9.
Non-cash items of the Consolidated Group for 4 Quarter Subject Period increasing Consolidated Net Income (other than the reversal of any accrual of a reserve referred to in the parenthetical in Line IV.A.4. above, except to the extent such reversal results from a cash payment):
$
10.
Consolidated Group Pro Rata Share of non-cash items of Unconsolidated Affiliates for 4 Quarter Subject Period increasing Consolidated Net Income (other than the reversal of any accrual of a reserve referred to in the parenthetical in Line IV.A.5. above, except to the extent such reversal results from a cash payment):
$
11.	Consolidated EBITDA (Lines IV.A.1.d. + Line IV.A.2. + Line IV.A.3. + Line IV.A.4. + Line IV.A.5. + Line IV.A.6. + Line IV.A.7. + Line IV.A.8. - Line IV.A.9. – Line IV.A.10.):	$

B.	Consolidated Fixed Charges for 4 Quarter Subject Period:
1.
Total cash interest expense (including, for the avoidance of doubt, capitalized interest) of the Consolidated Group for 4 Quarter Subject Period determined on a consolidated basis in accordance with GAAP (including the Consolidated Group Pro Rata Share of total cash interest expense (including, for the avoidance of doubt, capitalized interest) of each Unconsolidated Affiliated for 4 Quarter Subject Period determined in accordance with GAAP):
$
2.	Scheduled payments of principal on Consolidated Total Debt for 4 Quarter Subject Period (excluding balloon payments payable on maturity):	$
3.
The amount of dividends or distributions paid or required to be paid by any member of the Consolidated Group (other than to another member of the Consolidated Group) during 4 Quarter Subject Period in respect of its preferred Equity Interests (excluding any balloon payments payable on maturity or redemption in whole of such Equity Interests) :
$

Form of Compliance Certificate

4.
The Consolidated Group Pro Rata Share of the amount of dividends or distributions paid or required to be paid by any Unconsolidated Affiliate (to Persons other than (x) a member of the Consolidated Group or (y) an Unconsolidated Affiliate in which the percentage of Equity Interests of such Unconsolidated Affiliate owned by the Consolidated Group is greater than or equal to the percentage of Equity Interests owned by the Consolidated Group in the Unconsolidated Affiliate paying the dividend or distribution) during 4 Quarter Subject Period in respect of its preferred Equity Interests:
$
5.	Consolidated Fixed Charges (Line IV.B.1. + Line IV.B.2. + Line IV.B.3. + Line IV.B.4.):	$

Consolidated Fixed Charges (Line IV.B.1. + Line IV.B.2. + Line IV.B.3. + Line IV.B.4.):		___ to 1.00

Minimum Required Fixed Charge Coverage Ratio:		1.50 to 1.00

Form of Compliance Certificate

V.	Section 7.11(e) – Consolidated Unsecured Interest Coverage Ratio
	A.	Sum of Unencumbered Property NOI of each Unencumbered Eligible Property for the fiscal quarter ending on Statement Date (“Subject Period”)(see Annex II attached hereto for calculation):	$
B.
Consolidated Unsecured Interest Expense for Subject Period (the portion of Consolidated Interest Expense for Subject Period that is incurred in respect of Unsecured Indebtedness of any member of the Consolidated Group or an Unconsolidated Affiliate):
$

	Consolidated Unsecured Interest Coverage Ratio (Line V.A. ÷ Line V.B.):		___ to 1.00

	Minimum Required Consolidated Unsecured Interest Coverage:		1.75 to 1.00

Form of Compliance Certificate

VI.	Section 7.11(f) – Consolidated Unsecured Leverage Ratio
	A.	Consolidated Total Unsecured Indebtedness at Statement Date:
1.
Aggregate amount of all Unsecured Indebtedness of the Consolidated Group (including Indebtedness outstanding under the Agreement) that would be reflected on a consolidated balance sheet of the Consolidated Group as of Statement Date:
$
2.
Consolidated Group Pro Rata Share of the aggregate amount of all Unsecured Indebtedness of each Unconsolidated Affiliate that would be reflected on a balance sheet of such Unconsolidated Affiliate as of Statement Date:
$
	3.	Consolidated Total Unsecured Indebtedness (Line VI.A.1 + Line IV.A.2.):	$

	B.	Unrestricted Cash Amount at Statement Date (Line III.B.4.):	$

	C.	Unencumbered Asset Value at Statement Date
1.
Unencumbered Property NOI of each Unencumbered Eligible Property (excluding Disposed Portfolio Properties, Newly-Acquired Portfolio Properties and Non-Stabilized Portfolio Properties) owned or ground leased under an Eligible Ground Lease by the Consolidated Group for the fiscal quarter ending on the Statement Date (“Subject Period”) divided by the Applicable Capitalization Rate for each such Unencumbered Eligible Property (See Annex III attached hereto):
$
	2.	Undepreciated book value of all Unencumbered Eligible Properties that are Qualified Development Properties or Non-Stabilized Properties (see Annex III attached hereto):	$
	3.	Acquisition cost paid by Consolidated Group for Unencumbered Eligible Properties that are Newly-Acquired Portfolio Properties (See Annex III attached hereto):	$
	4.	(Line VI.C.1. * 4) + Line VII.B. + Line VII.C.:	$
	5.	Percentage of Line VI.C.4. derived from Unencumbered Eligible Properties that are not office, retail or multi-family properties:	%

6.	Percentage of Line VI.C.4. derived from Unencumbered Eligible Properties that are owned by a Controlled Joint Venture or ground leased under an Eligible Ground Lease[5]:	%
7.	Percentage of Line VI.C.4. derived from Unencumbered Eligible Properties that constitute Qualified Development Properties[6]:	%
8.
Percentage of Line VI.C.4. derived from Unencumbered Eligible Properties that are owned by a Controlled Joint Venture or ground leased under an Eligible Ground Lease or that constitute Qualified Development Properties[7]:
%

Form of Compliance Certificate

9.	Adjustment (if any) to reflect limitations referenced in Lines VI.C.5., Line VI.C.6., Line VI.C.7. and Line VI.C.8.:	$( )
10.	Unencumbered Asset Value: Line VI.C.4. - Line VI.C.9:	$

D.	Consolidated Total Unsecured Indebtedness minus Unrestricted Cash Amount (Line VI.A.3. – Line VI.B.):	$

Consolidated Unsecured Leverage Ratio (Line VI.D. as a percentage of Line VI.C.10):		%

Maximum Permitted Consolidated Unsecured Leverage Ratio:		60%

[5] Not more than 20% of the UAV may be in respect of Unencumbered Eligible Properties that are either owned by a Controlled Joint Venture or ground leased under an Eligible Ground Lease
[6] Not more than 10% of the UAV may be in respect of Unencumbered Eligible Properties that constitute Qualified Development Properties

[7] Not more than 20% of the UAV may be in respect of Unencumbered Eligible Properties that are owned by a Controlled Joint Venture or ground leased under an Eligible Ground Lease or that constitute Qualified Development Properties

VII.	Permitted Investments

Form of Compliance Certificate

Investments at Statement Date in:

Type of Permitted Investment	Limitation under Section 7.3	Actual Percentage of TAV	Actual Aggregate Amount of such Permitted Investments
The Aggregate Unconsolidated Affiliate Investment Amount	Not in excess of 20% of the Total Asset Value [7.03(b)(iii)]	________% of Total Asset Value	$____________
The Aggregate Non-Loan Party Investment Amount [8]	Not in excess of 20% of the Total Asset Value [7.03(b)(iv)]	________% of Total Asset Value	$____________
Unimproved land holdings [Aggregate Unimproved Land Holdings Investment Amount]	Not in excess of 5% of the Total Asset Value [7.03(c)(i)]	________% of Total Asset Value	$____________
Commercial mortgage loans and commercial real estate-related mezzanine loan [Aggregate Real Estate Loan Investment Amount]	Not in excess of 10% of the Total Asset Value [7.03(d)(i)]	________% of Total Asset Value	$____________
Investments in respect of costs to construct Portfolio Properties under development [Aggregate Construction Costs Investment Amount]	Not in excess of 25% of the Total Asset Value [7.03(e)]	________% of Total Asset Value	$____________
The sum of the Aggregate Construction Costs Investment Amount, the Aggregate Real Estate Loan Investment Amount, the Aggregate Unimproved Land Holdings Investment Amount, the Aggregate Unconsolidated Affiliate Investment Amount and the Aggregate Non-Loan Party Investment Amount [9]
	Not in excess of 25% of the Total Asset Value [7.03]	________% of Total Asset Value	$____________

________________________
8 Not applicable after a Permitted Subsidiary Guarantor Release
9 If at any time a Permitted Subsidiary Guarantor Release is consummated, the Aggregate Non-Loan Party Investment Amount shall equal $0 at all times following the consummation of such Permitted Subsidiary Guarantor Release.

Form of Compliance Certificate

Annex I

Calculation of the sum of the Portfolio Property Net Operating Income of each Portfolio Property (excluding each Disposed Portfolio Property, each Newly-Acquired Portfolio Property and each Non-Stabilized Portfolio Property) owned or ground leased pursuant to an Eligible Ground Lease by the Consolidated Group for Subject Period divided by the Applicable Capitalization Rate for each such Portfolio Property

[See Calculation Attached Hereto]

Form of Compliance Certificate

Annex II

Sum of Unencumbered Property NOI of each Unencumbered Eligible Property for the fiscal quarter ending on
Statement Date

[See Calculation Attached Hereto]

Form of Compliance Certificate

Annex III

Unencumbered Eligible Properties

Property	Property Type [i.e., Hotel, Office, Retail]	Qualified Development Property or Non-Stabilized Portfolio Property? [Y/N]	Owned or Ground Leased [O/GL]	Owner/Ground Lessee (Controlled Joint Venture or Wholly Owned Subsidiary) [CJV/WO Sub]	Applicable Capitalization Rate	Occupancy Rate	Annual Capital Expenditure Adjustment	Unencumbered Property NOI	Acquisition Cost (only for Newly-Acquired Portfolio Properties that are Unencumbered Eligible Properties)	Undepreciated Book Value (only for Qualified Development Properties and Non-Stabilized Portfolio Properties that are Unencumbered Eligible Properties)

Occupancy Rate for all Unencumbered Eligible Properties (excluding Hotel Properties):                 __%
Minimum Permitted Occupancy Rate for all Unencumbered Eligible Properties (excluding Hotel Properties):    80%

Aggregate Unencumbered NOI:    $___________

Aggregate Acquisition Costs for all Newly-Acquired Portfolio Properties that are Unencumbered Eligible Properties: $___________14

Aggregate Undepreciated Book Value of all Qualified Development Properties that are Unencumbered Eligible Properties or Non-Stabilized Portfolio Properties: $__________

_______________________________
14 Include only Loan Party Pro Rata Share of acquisition costs for properties acquired by Controlled Joint Ventures